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                      SALOMON BROTHERS INVESTMENT SERIES

                             7 WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (888) 777-0102

                       SUPPLEMENT DATED MARCH 9, 1998 TO
                        PROSPECTUS DATED APRIL 29, 1997

  The following information replaces the section entitled "Certain Qualified Purchasers" on page 96 of the current Prospectus for Salomon Brothers Investment Series:

    CERTAIN QUALIFIED PURCHASERS. No front end sales charge is applicable to any sale of Class A shares to a Director or officer of a Fund and to their immediate families (i.e., the spouse, children, mother or father of such persons), employees of SBAM and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families, participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers, any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with Salomon Brothers.

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  The following information supplements and should be read in conjunction with the caption "Investment Manager" under the heading of the current Prospectus for Salomon Brothers Investment Series (the "Series") entitled "Management" and the caption "Distributor" under the heading of such Prospectus entitled "Purchase of Fund Shares."

  "On November 28, 1997, Salomon Inc ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM"), Salomon Brothers Asset Management Limited ("SBAM Ltd."), Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP"), and Salomon Brothers Inc ("Salomon Brothers"), the Series Funds' distributor, merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ("Travelers"), to form a new company called Salomon Smith Barney Holdings Inc. (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM, SBAM Ltd., SBAM AP and Salomon Brothers, which continue to serve as the investment adviser, subadvisers and distributor, respectively, to the Series. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

  Under certain interpretations, the Transaction might be deemed to create an "assignment," as defined in the Investment Company Act of 1940, as amended, of: (i) the Management Contracts with SBAM; (ii) the Subadvisory Agreements between SBAM and SBAM Ltd. on the one hand and SBAM and SBAM AP, on the other hand, with regard to certain of the Funds; and (iii) the Distribution Agreements with Salomon Brothers, which, if so interpreted, would have resulted in the termination of such contracts and agreements. Accordingly, the Board approved new management contracts, subadvisory agreements and distribution agreements for the Funds identical in all material respects to the existing contracts and agreements, which became effective on November 28, 1997. The new management and subadvisory agreements will be presented to stockholders for approval at Special Meetings of Stockholders scheduled to be held on January 14, 1998."